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[LOGO] JANUS

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     JANUS BALANCED FUND

     2001 ANNUAL REPORT

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Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............    1

          Statement of Assets and Liabilities .........    7

          Statement of Operations .....................    8

          Statement of Changes in Net Assets ..........    9

          Financial Highlights ........................   10

          Notes to Schedule of Investments ............   11

          Notes to Financial Statements ...............   11

          Explanation of Charts and Tables ............   15

          Report of Independent Accountants ...........   17

          Long-Term Capital Gain Designation ..........   17

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Balanced Fund

[PHOTO]
Karen L. Reidy
portfolio manager

For the 12 months ended October 31, 2001, Janus Balanced Fund declined 8.83%, a performance that compares with a 24.83% decline by the S&P 500 Index and a gain of 15.32% by the Lehman Brothers Government/Credit Index, the benchmark for the fixed-income component of the portfolio.(1)

Despite a string of interest rate cuts designed to spark business investment and boost corporate profits, stocks across the board failed to gain any traction this year. However, the challenges businesses faced - slowing demand, flagging cash flows and softening earnings - were apparent well before the events of September 11. The terrorist attacks accelerated the slowdown already under way, stalling the U.S. economy and taking a toll on confidence that now seems likely to delay a recovery until 2002.

Amid these issues, however, some significant bright spots are emerging. The monetary and fiscal policies pursued by the federal government have supported the economy through a difficult period and should soon begin to stimulate it. Manufacturing inventories are near historic lows. Order rates appear to have stabilized, ending the year-long corporate spending pullback. And while concerns about consumer spending remain, equity valuations overall are more attractive than they have been in several years.

In this environment, we have been moving in two related directions. On the fixed-income side, we recently started trimming holdings and shortening duration
- actions that should provide the liquidity to take advantage of attractive opportunities in the equity market and buffer the Fund's exposure to interest rates.

On the equity side, we are focusing on quality - companies led by focused and capable management teams with the demonstrated ability to grow earnings and produce improving returns even in difficult times. Tenet Healthcare is one company that meets this standard. Since the early 1990s, the company has focused on acquiring unprofitable hospitals at reasonable prices in attractive, geographically clustered markets. It then transforms these institutions into single-specialty centers, focusing, for example, on cardiology or orthopedics. This allows Tenet to better manage costs, resulting in steadily improving margins, cash flow and investment returns.

Anheuser-Busch also continues to contribute to performance. With a 48% market share, the company is far and away the category leader. Backed by the industry's best-selling brands, the company has demonstrated the ability to achieve its plans even in a cooling economy. Significantly, in an environment where pricing power is scarce, Anheuser-Busch has been able to gradually increase prices, driving growth in revenues and returns.

On the downside, Citigroup worked against us. Not only was the stock disproportionately affected by the broad decline in corporate finance activity, the company's insurance unit also announced that it would absorb a $500 million loss on the World Trade Center disaster. While that loss should be made up for quickly by price increases on renewals, the news took a short-term toll on the company's shares. Nonetheless, its global operations generate more than $1.5 billion in cash flow every month - cash that can be used to make acquisitions, fund internal growth or buy back shares - giving us reason to hold on to the stock.

Delphi Automotive Systems also fell short of our expectations. The company's price slipped as automakers reduced 2001 production plans and declined further when Ford cut its fourth-quarter earnings outlook. Nonetheless, Delphi is in the midst of a sweeping cost-reduction program and, since its spin-off from GM, has worked to diversify its customer base and improve cash flow. As a result, we believe that Delphi has room to grow. Its recent performance, however, hurt the Fund's returns.

While we are likely to face more challenges before the economy begins to recover, I am more optimistic about the future than I have been in many months. On the fixed-income side, the U.S. Treasury's decision to eliminate 30-year bonds should result in greater supply and higher yields for shorter-maturity issues, while encouraging capital investment and economic recovery by allowing longer-term rates to fall. On the equity side, the current weakness in the market allows us to build positions in quality companies at attractive prices.

The immediate outlook is uncertain, but I believe the investment markets today offer tremendous opportunities. My goal is to position the Fund to capitalize on those opportunities as the investment environment changes and the economy recovers.

Thank you for investing in Janus Balanced Fund.

(1) All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                        Janus Balanced Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               44.1%               44.4%
Fixed-Income Securities
  U.S. Government Obligations                          21.1%               23.0%
  Corporate Bonds
    Investment Grade                                   19.8%               14.1%
    High-Yield/High-Risk                                1.3%                4.8%
Preferred Stock                                         1.5%                2.3%
Other Securities                                          --                0.4%
Top 10 Equities/Preferred                              15.4%               17.1%
Number of Stocks                                          66                  68
Cash and Cash Equivalents                              12.2%               11.0%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Diversified Financial Services                          5.6%                4.7%
Diversified Operations                                  4.8%                4.8%
Medical - Drugs                                         2.7%                1.1%
Oil Companies - Integrated                              2.7%                0.3%
Chemicals - Diversified                                 2.2%                2.2%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Citigroup, Inc.                                         2.7%                1.4%
General Electric Co.                                    1.9%                3.4%
Tenet Healthcare Corp.                                  1.8%                  --
Exxon Mobil Corp.                                       1.8%                  --
Marsh & McLennan Companies, Inc.                        1.4%                  --
Automatic Data Processing, Inc.                         1.3%                1.2%
Minnesota Mining and Manufacturing Co.                  1.2%                1.1%
American International Group, Inc.                      1.2%                0.7%
AT&T Wireless Services, Inc.                            1.1%                  --
American Home Products Corp.                            1.0%                  --

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Balanced Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Balanced Fund, ($32,662) as compared to the S&P 500 Index ($30,668) and the Lehman Brothers Government/Credit Index ($19,501).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Five Year      Since 9/1/92*
(8.83)%       12.94%         13.79%

Janus Balanced Fund - $32,662

S&P 500 Index - $30,668

Lehman Brothers Government/Credit Index - $19,501

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to recent market volatility, certain funds may have an increased position in cash for temporary defensive purposes. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stock - 44.1%
Agricultural Operations - 0.7%
       948,735  Monsanto Co. .................................  $     29,695,406

Applications Software - 0.8%
       574,835  Microsoft Corp.* .............................        33,426,655

Automotive - Cars and Light Trucks - 1.5%
     1,257,301  BMW A.G. .....................................  $     37,369,431
       716,975  General Motors Corp. .........................        29,625,407

                                                                      66,994,838

Automotive - Truck Parts and Equipment - 0.8%
     2,854,055  Delphi Automotive Systems Corp. ..............        33,135,579
       126,645  Visteon Corp. ................................         1,507,075

                                                                      34,642,654

See Notes to Schedule of Investments.

2  Janus Balanced Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Beverages - Non-Alcoholic - 0.9%
       770,940  PepsiCo, Inc. ................................  $     37,552,487

Beverages - Wine and Spirits - 0.4%
     1,869,453  Diageo PLC ...................................        18,664,342

Brewery - 1.0%
     1,084,965  Anheuser-Busch Companies, Inc. ...............        45,199,642

Broadcast Services and Programming - 0.3%
     1,221,315  Liberty Media Corp. - Class A* ...............        14,277,172

Cable Television - 0.4%
       510,462  Comcast Corp. - Special Class A* .............        18,294,958

Cellular Telecommunications - 1.1%
     3,495,555  AT&T Wireless Services, Inc.* ................        50,475,814

Chemicals - Diversified - 1.3%
       789,875  E.I. du Pont de Nemours and Co. ..............        31,587,101
     1,830,915  Lyondell Chemical Co. ........................        24,369,479

                                                                      55,956,580

Computers - 0.7%
     1,660,955  Apple Computer, Inc.* ........................        29,166,370

Computers - Peripheral Equipment - 0.5%
       517,175  Lexmark International Group, Inc. - Class A* .        23,143,581

Cosmetics and Toiletries - 1.2%
       423,305  Kimberly-Clark Corp. .........................        23,497,661
       405,685  Procter & Gamble Co. .........................        29,931,439

                                                                      53,429,100

Data Processing and Management - 1.3%
     1,070,905  Automatic Data Processing, Inc. ..............        55,322,952

Diversified Financial Services - 2.7%
     2,581,347  Citigroup, Inc. ..............................       117,502,915

Diversified Operations - 4.3%
     2,387,755  General Electric Co. .........................        86,938,160
     1,202,975  Honeywell International, Inc. ................        35,547,911
       292,335  Illinois Tool Works, Inc. ....................        16,721,562
       494,905  Minnesota Mining and Manufacturing Co. .......        51,658,184

                                                                     190,865,817

Electronic Components - Semiconductors - 0.2%
       367,955  Texas Instruments, Inc. ......................        10,299,060

Electronic Design Automation - 0.7%
     1,491,325  Cadence Design Systems, Inc.* ................        31,526,611

Engineering - Research and Development - 0.5%
       636,740  Fluor Corp. ..................................        23,699,463

Enterprise Software and Services - 0.1%
       430,865  Oracle Corp.* ................................         5,842,529

Fiduciary Banks - 0.3%
       401,245  Bank of New York Company, Inc. ...............        13,646,342

Finance - Investment Bankers/Brokers - 0.4%
       374,550  Merrill Lynch & Company, Inc. ................        16,371,580

Food - Retail - 0.6%
       681,005  Safeway, Inc.* ...............................        28,363,858

Hotels and Motels - 0.1%
       148,027  Fairmont Hotels and Resorts, Inc.* ...........         2,642,282

Insurance Brokers - 2.0%
       675,850  Aon Corp. ....................................  $     25,709,334
       624,905  Marsh & McLennan Companies, Inc. .............        60,459,559

                                                                      86,168,893

Medical - Drugs - 2.3%
       857,385  American Home Products Corp. .................        47,867,805
       446,855  Eli Lilly and Co. ............................        34,184,408
       491,380  Pfizer, Inc. .................................        20,588,822

                                                                     102,641,035

Medical - Hospitals - 1.8%
     1,377,880  Tenet Healthcare Corp.* ......................        79,255,658

Money Center Banks - 1.7%
       535,715  Bank of America Corp. ........................        31,601,828
     1,202,515  J.P. Morgan Chase & Co. ......................        42,520,930

                                                                      74,122,758

Motorcycle and Motor Scooter Manufacturing - 0.2%
       241,810  Harley-Davidson, Inc. ........................        10,944,321

Multi-Line Insurance - 1.2%
       654,040  American International Group, Inc. ...........        51,407,544

Multimedia - 1.3%
     1,146,740  Viacom, Inc. - Class B* ......................        41,867,477
       903,615  Walt Disney Co. ..............................        16,798,203

                                                                      58,665,680

Oil - Field Services - 0.3%
       580,075  Halliburton Co. ..............................        14,322,052

Oil Companies - Exploration and Production - 1.5%
       472,940  Anadarko Petroleum Corp. .....................        26,981,227
     1,025,275  Burlington Resources, Inc. ...................        38,191,494

                                                                      65,172,721

Oil Companies - Integrated - 2.1%
     1,988,960  Exxon Mobil Corp. ............................        78,464,472
       187,302  PanCanadian Energy Corp. .....................         5,217,918
       405,003  PanCanadian Energy Corp.
                  - New York Shares* .........................        11,218,583

                                                                      94,900,973

Pipelines - 0.9%
       601,055  El Paso Corp. ................................        29,487,758
       799,535  Enron Corp. ..................................        11,113,537

                                                                      40,601,295

Property and Casualty Insurance - 2.1%
       721,615  ACE, Ltd. ....................................        25,436,929
       506,740  Chubb Corp. ..................................        34,610,342
       374,140  XL Capital, Ltd. - Class A ...................        32,497,800

                                                                      92,545,071

Reinsurance - 0.9%
        15,950  Berkshire Hathaway, Inc. - Class B* ..........        37,546,300

Retail - Discount - 0.5%
       416,300  Wal-Mart Stores, Inc. ........................        21,397,820

Retail - Jewelry - 0.2%
       313,395  Tiffany & Co. ................................         7,330,309

See Notes to Schedule of Investments.

                                        Janus Balanced Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Semiconductor Components/Integrated Circuits - 0.8%
       385,405  Linear Technology Corp. ......................  $     14,953,714
       397,255  Maxim Integrated Products, Inc.* .............        18,174,416

                                                                      33,128,130

Super-Regional Banks - 0.7%
     1,774,798  U.S. Bancorp .................................        31,555,908

Transportation - Services - 0.8%
       885,445  FedEx Corp.* .................................        36,374,080
--------------------------------------------------------------------------------
Total Common Stock (cost $2,148,932,988) .....................     1,945,083,556
--------------------------------------------------------------------------------
Corporate Bonds - 21.1%
Aerospace and Defense - 0.7%
                Lockheed Martin Corp.:
$    5,700,000    7.25%, company guaranteed notes
                  due 5/15/06 ................................         6,262,875
     7,050,000    8.20%, notes, due 12/1/09 ..................         8,195,625
    12,950,000    7.65%, company guaranteed notes
                  due 5/1/16 .................................        15,167,687

                                                                      29,626,187

Automotive - Truck Parts and Equipment - 0.4%
    19,215,000  Delphi Automotive Systems Corp., 6.55%
                  notes, due 6/15/06 .........................        19,479,206

Beverages - Non-Alcoholic - 1.3%
                Coca-Cola Enterprises, Inc.:
     8,820,000    5.375%, notes, due 8/15/06 .................         9,128,700
    24,000,000    7.125%, notes, due 9/30/09 .................        26,610,000
    13,400,000    6.125%, notes, due 8/15/11 .................        14,003,000
     5,795,000  PepsiCo, Inc., 4.50%
                  notes, due 9/15/04 .........................         5,939,875

                                                                      55,681,575

Brewery - 0.9%
                Anheuser-Busch Companies, Inc.:
     8,345,000    5.65%, notes, due 9/15/08 ..................         8,772,681
     1,610,000    5.75%, notes, due 4/1/10 ...................         1,668,362
     7,950,000    6.00%, senior notes, due 4/15/11 ...........         8,397,187
     5,050,000    7.55%, notes, due 10/1/30 ..................         6,028,437
     5,300,000    6.80%, notes, due 1/15/31 ..................         5,783,625
     6,650,000    6.80%, notes, due 8/20/32 ..................         7,256,812

                                                                      37,907,104

Broadcast Services and Programming - 0.6%
                Clear Channel Communications, Inc.:
    16,860,000    2.625%, convertible senior notes
                  due 4/1/03 .................................        16,607,100
    10,150,000    6.00%, notes, due 11/1/06 ..................        10,188,062

                                                                      26,795,162

Cable Television - 1.4%
                Cox Communications, Inc.:
     6,275,000    7.50%, notes, due 8/15/04 ..................         6,800,531
    10,970,000    7.75%, notes, due 8/15/06 ..................        12,080,712
                CSC Holdings, Inc.:
     9,400,000    8.125%, debentures, due 8/15/09 ............         9,846,500
     9,700,000    7.625%, senior notes, due 4/1/11 ...........         9,809,125
    24,550,000  TCI Communications, Inc., 6.375%
                  senior notes, due 5/1/03 ...................        25,439,937

                                                                      63,976,805

Cellular Telecommunications - 0.8%
$   11,400,000  AT&T Wireless Services, Inc., 7.35%
                  senior notes, due 3/1/06 ...................  $     12,169,500
    21,375,000  VoiceStream Wireless Corp., 10.375%
                  senior notes, due 11/15/09 .................        24,367,500

                                                                      36,537,000

Chemicals - Diversified - 0.9%
    15,850,000  E.I. du Pont de Nemours and Co., 6.875%
                  notes, due 10/15/09 ........................        17,652,937
    21,786,000  Lyondell Chemical Co., 9.625%
                  secured notes, due 5/1/07 ..................        20,914,560

                                                                      38,567,497

Commercial Banks - 0.2%
     6,785,000  US Bank, Inc., 5.70%
                  notes, due 12/15/08 ........................         6,954,625

Computers - 0.4%
    18,400,000  Sun Microsystems, Inc., 7.65%
                  senior notes, due 8/15/09 ..................        19,251,000

Cosmetics and Toiletries - 0.2%
    10,635,000  International Flavors & Fragrance, Inc., 6.45%
                  notes, due 5/15/06 .........................        10,927,462

Diversified Financial Services - 2.9%
    13,115,000  Associates Corp. of North America, 5.75%
                  senior notes, due 11/1/03 ..................        13,737,963
                Citigroup, Inc.:
     4,700,000    5.50%, notes, due 8/9/06 ...................         4,882,125
    16,020,000    7.25%, subordinated notes, due 10/1/10 .....        17,762,175
     5,570,000    6.50%, notes, due 1/18/11 ..................         5,939,013
                General Electric Capital Corp.:
    14,350,000    5.375%, notes, due 1/15/03 .................        14,798,437
    26,400,000    5.375%, notes, due 4/23/04 .................        27,621,000
    16,070,000    7.25%, notes, due 5/3/04 ...................        17,556,475
    24,700,000    5.35%, notes, due 3/30/06 ..................        25,749,750

                                                                     128,046,938

Diversified Operations - 0.5%
                Honeywell International, Inc.:
    11,500,000    5.125%, notes, due 11/1/06 .................        11,543,125
     9,200,000    6.125%, notes, due 11/1/11 .................         9,315,000

                                                                      20,858,125

Finance - Auto Loans - 0.7%
                General Motors Acceptance Corp.:
    21,500,000    6.75%, notes, due 12/10/02 .................        22,118,125
     8,220,000    5.80%, notes, due 3/12/03 ..................         8,384,400

                                                                      30,502,525

Finance - Consumer Loans - 0.7%
    11,750,000  American General Finance Corp., 5.875%
                  notes, due 7/14/06 .........................        12,264,063
                Household Finance Corp.:
    10,500,000    6.50%, notes, due 1/24/06 ..................        11,077,500
     9,275,000    6.75%, notes, due 5/15/11 ..................         9,680,781

                                                                      33,022,344

Finance - Credit Card - 0.4%
    18,800,000  American Express Co., 6.75%
                  senior unsubordinated notes, due 6/23/04 ...        20,233,500

See Notes to Schedule of Investments.

4  Janus Balanced Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Finance - Investment Bankers/Brokers - 0.6%
$   23,545,000  Salomon Smith Barney Holdings, Inc., 6.50%
                  notes, due 2/15/08 .........................  $     25,193,150

Food - Diversified - 0.6%
              Kellogg Co.:
    24,800,000    5.50%, notes, due 4/1/03 ...................        25,482,000
     2,450,000    7.45%, debentures, due 4/1/31 ..............         2,685,813
       655,000  Kraft Foods, Inc., 4.625%
                  notes, due 11/1/06 .........................           656,297

                                                                      28,824,110

Food - Retail - 1.3%
     6,380,000  Fred Meyer, Inc., 7.45%
                  company guaranteed notes, due 3/1/08 .......         7,065,850
                Kroger Co.:
     5,275,000    7.80%, notes, due 8/15/07 ..................         5,940,969
     2,350,000    7.00%, senior notes, due 5/1/18 ............         2,420,500
     6,200,000    6.80%, notes, due 12/15/18 .................         6,262,000
     6,230,000    7.50%, senior notes, due 4/1/31 ............         6,782,913
                Safeway, Inc.:
     4,250,000    6.85%, senior notes, due 9/15/04 ...........         4,590,000
    10,750,000    6.15%, notes, due 3/1/06 ...................        11,314,375
     5,500,000    6.50%, notes, due 11/15/08 .................         5,919,375
     7,000,000    6.50%, notes, due 3/1/11 ...................         7,411,250

                                                                      57,707,232

Internet Brokers - 0.4%
    14,200,000  Charles Schwab Corp., 8.05%
                  notes, due 3/1/10 ..........................        15,833,000

Life and Health Insurance - 0.1%
     4,500,000  SunAmerica, Inc., 6.75%
                  notes, due 10/1/07 .........................         4,865,625

Medical - Drugs - 0.4%
    13,700,000  Pfizer, Inc., 5.625%
                  notes, due 2/1/06 ..........................        14,385,000
     4,000,000  Warner-Lambert Co., 6.00%
                  notes, due 1/15/08 .........................         4,185,000

                                                                      18,570,000

Medical - HMO - 0.2%
     7,085,000  UnitedHealth Group, Inc., 7.50%
                  notes, due 11/15/05 ........................         7,678,369

Medical - Hospitals - 0.2%
     6,775,000  Tenet Healthcare Corp., 8.125%
                  senior subordinated notes, due 12/1/08 .....         7,317,000

Money Center Banks - 0.4%
                J.P. Morgan Chase & Co.:
     6,450,000    5.625%, notes, due 8/15/06 .................         6,699,938
     9,095,000    6.75%, subordinated notes, due 2/1/11 ......         9,629,331

                                                                      16,329,269

Multimedia - 0.4%
                Viacom, Inc.:
    12,215,000    7.75%, senior notes, due 6/1/05 ............        13,528,112
     4,325,000    7.70%, company guaranteed notes
                  due 7/30/10 ................................         4,827,781

                                                                      18,355,893

Oil Companies - Exploration and Production - 0.2%
$    9,310,000  Burlington Resources Finance Co., 7.20%
                  notes, due 8/15/31 .........................  $      9,321,638

Oil Refining and Marketing - 0.4%
    14,450,000  Tosco Corp., 8.125%
                  notes, due 2/15/30 .........................        16,707,813

Physical Therapy and Rehabilitation Centers - 0.1%
                HEALTHSOUTH Corp.:
     1,400,000    7.375%, notes, due 10/1/06+ ................         1,449,000
     1,400,000    8.375%, notes, due 10/1/11+ ................         1,491,000

                                                                       2,940,000

Pipelines - 0.6%
                El Paso Corp.:
    11,850,000    7.00%, senior notes, due 5/15/11 ...........        12,249,938
    11,850,000    8.05%, notes, due 10/15/30 .................        12,575,813

                                                                      24,825,751

Resorts and Theme Parks - 0%
     1,450,000  Six Flags, Inc., 9.75%
                  senior notes, due 6/15/07 ..................         1,460,875

Retail - Building Products - 0.7%
    27,550,000  Home Depot, Inc., 6.50%
                  senior notes, due 9/15/04 ..................        29,857,313

Retail - Discount - 1.3%
                Target Corp.:
    12,000,000    5.50%, notes, due 4/1/07 ...................        12,405,000
     3,700,000    5.40%, notes, due 10/1/08 ..................         3,755,500
     6,100,000    7.00%, notes, due 7/15/31 ..................         6,519,375
                Wal-Mart Stores, Inc.:
    10,495,000    5.45%, notes, due 8/1/06 ...................        11,006,631
    19,760,000    6.875%, senior notes, due 8/10/09 ..........        22,081,800

                                                                      55,768,306

Retail - Restaurants - 0.1%
     6,000,000  Tricon Global Restaurants, Inc., 7.45%
                  senior notes, due 5/15/05 ..................         6,060,000

Super-Regional Banks - 0.1%
     2,200,000  Firstar Bank N.A., 7.125%
                  subordinated notes, due 12/1/09 ............         2,403,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $865,985,221) ....................       928,385,899
--------------------------------------------------------------------------------
Preferred Stock - 1.5%
Electric - Integrated - 0.6%
       537,730  Reliant Energy, Inc., convertible, 2.00%
                  (AOL Time Warner, Inc.) ....................        27,693,095

Oil Companies - Integrated - 0.6%
       745,420  El Paso CGP Co., convertible, 6.625% .........        24,844,849

Publishing - Newspapers - 0.3%
       136,060  Tribune Co., convertible, 2.00% ..............        11,973,280
--------------------------------------------------------------------------------
Total Preferred Stock (cost $91,157,062) .....................        64,511,224
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                        Janus Balanced Fund  October 31, 2001  5

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Warrants - 0%
Finance - Other Services - 0%
         6,900  Ono Finance PLC - expires 5/31/09*,+
                  (cost $0) ..................................  $        248,584
--------------------------------------------------------------------------------
U.S. Government Obligations - 21.1%
U.S. Government Agencies - 9.9%
                Fannie Mae:
$  123,570,000    4.75%, due 11/14/03 ........................       128,542,457
    26,000,000    5.50%, due 5/2/06 ..........................        27,657,500
    62,100,000    6.625%, due 9/15/09 ........................        70,017,750
    20,350,000    6.25%, due 2/1/11 ..........................        22,028,875
    47,000,000    5.50%, due 3/15/11 .........................        49,232,500
                Federal Home Loan Bank System:
    76,790,000    4.875%, due 5/14/04 ........................        80,149,563
    38,900,000    6.50%, due 11/15/05 ........................        42,644,125
                Freddie Mac
    16,890,000    5.875%, due 3/21/11 ........................        17,776,725

                                                                     438,049,495

U.S. Treasury Notes/Bonds - 11.2%
    24,660,000    4.75%, due 1/31/03 .........................        25,459,477
     6,950,000    2.75%, due 9/30/03 .........................         6,995,036
    75,665,000    5.875%, due 11/15/04 .......................        81,995,891
    46,630,000    6.50%, due 10/15/06 ........................        52,618,691
    37,830,000    5.50%, due 2/15/08 .........................        41,237,348
    34,999,000    5.00%, due 2/15/11 .........................        36,940,045
    35,800,000    7.25%, due 5/15/16 .........................        44,523,386
    35,650,000    6.25%, due 8/15/23 .........................        41,022,455
    41,010,000    5.25%, due 2/15/29 .........................        42,269,007
    73,500,000    6.125%, due 8/15/29 ........................        85,466,535
    30,300,000    6.25%, due 5/15/30 .........................        36,116,085

                                                                     494,643,956
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $875,577,329) ........       932,693,451
--------------------------------------------------------------------------------
Repurchase Agreement - 1.4%
    61,600,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $61,604,500
                  collateralized by $69,114,613
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $62,832,083
                  (cost $61,600,000) .........................        61,600,000
--------------------------------------------------------------------------------
Time Deposit - 4.5%
                Union Bank of Switzerland
   200,000,000    2.65625%, 11/1/01 (cost $200,000,000) ......       200,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.5%
                Fannie Mae
$   20,000,000    1.92%, 4/18/02 .............................  $     19,817,060
                Federal Farm Credit Bank
    50,000,000    2.32%, 11/21/01 ............................        49,935,556
                Federal Home Loan Bank System:
    25,000,000    3.45%, 11/7/01 .............................        24,985,625
    50,000,000    2.25%, 11/30/01 ............................        49,909,375
    25,000,000    2.33%, 12/21/01 ............................        24,919,097
                Freddie Mac:
    25,000,000    2.22%, due 1/30/02 .........................        24,875,000
    50,000,000    3.45%, due 3/20/02 .........................        49,625,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $243,765,661) ...........       244,066,713
--------------------------------------------------------------------------------
Total Investments (total cost $4,487,018,261) - 99.2% ........     4,376,589,427
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%         33,650,448
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  4,410,239,875
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             1.3%        $     57,934,729
Canada                                              0.4%              19,078,783
Germany                                             0.9%              37,369,431
United Kingdom                                      0.4%              18,912,926
United States++                                    97.0%           4,243,293,558
--------------------------------------------------------------------------------
Total                                             100.0%        $  4,376,589,427

++Includes Short-Term Securities (85.4% excluding Short-Term Securities)

See Notes to Schedule of Investments.

6  Janus Balanced Fund  October 31, 2001

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  4,487,018

Investments at value                                                $  4,376,589
  Cash                                                                        --
  Receivables:
    Investments sold                                                      26,157
    Fund shares sold                                                       5,320
    Dividends                                                              1,791
    Interest                                                              29,197
  Other assets                                                                 7
--------------------------------------------------------------------------------
Total Assets                                                           4,439,061
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Due to Custodian                                                       8,740
    Investments purchased                                                  8,668
    Fund shares repurchased                                                8,107
    Advisory fees                                                          2,442
    Transfer agent fees and expenses                                         621
  Accrued expenses                                                           243
--------------------------------------------------------------------------------
Total Liabilities                                                         28,821
--------------------------------------------------------------------------------
Net Assets                                                          $  4,410,240
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          228,825

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      19.27
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                        Janus Balanced Fund  October 31, 2001  7

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $    142,349
  Dividends                                                               26,930
  Foreign tax withheld                                                     (152)
--------------------------------------------------------------------------------
Total Investment Income                                                  169,127
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           30,310
  Transfer agent fees and expenses                                         8,236
  Registration fees                                                          158
  Postage and mailing expenses                                               188
  Custodian fees                                                             301
  Printing expenses                                                          245
  Audit fees                                                                  23
  Trustees' fees and expenses                                                 29
  Other expenses                                                              47
--------------------------------------------------------------------------------
Total Expenses                                                            39,537
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (695)
--------------------------------------------------------------------------------
Net Expenses                                                              38,842
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                             130,285
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (204,849)
  Net realized gain/(loss) from foreign
    currency transactions                                                (3,134)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   (356,940)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (564,923)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (434,638)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

8  Janus Balanced Fund  October 31, 2001

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                   2001            2000
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $    130,285    $    118,865
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (207,983)         249,653
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (356,940)       (118,011)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (434,638)         250,507
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                (135,718)       (101,112)
  Net realized gain from investment transactions*                         (8,056)        (44,727)
  Distributions (in excess of net realized gain from investments)*      (208,385)              --
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                           (352,159)       (145,839)
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                           1,435,862       3,004,367
  Reinvested dividends and distributions                                  344,351         142,023
  Shares repurchased                                                  (1,356,557)     (1,407,446)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                   423,656       1,738,944
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                   (363,141)       1,843,612
Net Assets:
  Beginning of period                                                   4,773,381       2,929,769
-------------------------------------------------------------------------------------------------
  End of period                                                      $  4,410,240    $  4,773,381
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $  4,712,771    $  4,289,115
  Accumulated net investment income/(loss)*                                12,913          21,716
  Accumulated net realized gain/(loss) from investments*                (205,014)         216,040
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       (110,430)        246,510
-------------------------------------------------------------------------------------------------
                                                                     $  4,410,240    $  4,773,381
-------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              69,406         128,908
  Reinvested distributions                                                 16,599           6,125
-------------------------------------------------------------------------------------------------
Total                                                                      86,005         135,033
-------------------------------------------------------------------------------------------------
  Shares repurchased                                                     (66,245)        (60,446)
Net Increase/(Decrease) in Fund Shares                                     19,760          74,587
Shares Outstanding, Beginning of Period                                   209,065         134,478
-------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         228,825         209,065
-------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
(excluding short-term securities)
  Purchases of securities                                            $  3,300,872    $  3,532,925
  Proceeds from sales of securities                                     2,858,566       2,871,013
  Purchases of long-term U.S. government obligations                    1,684,922         906,208
  Proceeds from sales of long-term U.S. government obligations          1,980,124         328,609

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                        Janus Balanced Fund  October 31, 2001  9

Financial Highlights

For a share outstanding during the
fiscal year ended October 31                                2001            2000            1999            1998            1997
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       22.83   $       21.79   $       17.22   $       16.73   $       15.20
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                               .56             .61             .42             .33             .36
  Net gain/(loss) on securities
    (both realized and unrealized)                        (2.48)            1.33            4.69            2.00            2.88
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (1.92)            1.94            5.11            2.33            3.24
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                  (.61)           (.58)           (.43)           (.35)           (.36)
  Distributions (from capital gains)*                      (.04)           (.32)           (.11)          (1.49)          (1.35)
  Distributions (in excess of net
    realized gain from investments)*                       (.99)              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.64)           (.90)           (.54)          (1.84)          (1.71)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       19.27   $       22.83   $       21.79   $       17.22   $       16.73
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                             (8.83)%           8.93%          29.89%          15.48%          23.38%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   4,410,240   $   4,773,381   $   2,929,769   $     830,049   $     360,159
Average Net Assets for the Period (in thousands)   $   4,663,032   $   4,072,183   $   1,953,809   $     536,524   $     283,220
Ratio of Gross Expenses to Average Net Assets(1)           0.85%           0.87%           0.92%           1.03%           1.12%
Ratio of Net Expenses to Average Net Assets(1)             0.83%           0.85%           0.91%           1.01%           1.10%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets                             2.79%           2.92%           2.37%           2.34%           2.63%
Portfolio Turnover Rate                                     117%             87%             64%             73%            139%

(1)  See "Explanation of the Charts and Tables."
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Balanced Fund  October 31, 2001

Notes to Schedule of Investments


*  Non-income-producing security
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Balanced Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

                                       Janus Balanced Fund  October 31, 2001  11

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new Guide and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for the Fund are declared and distributed quarterly, and capital gains (if any) are distributed annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Balanced Fund  October 31, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                Fund
    Commissions                    Expense
       Paid*                      Reduction*                     DST Fees
--------------------------------------------------------------------------------
     $ 41,217                      $ 30,920                      $373,084
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

                                       Janus Balanced Fund  October 31, 2001  13

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

     Undistributed              Undistributed
     Net Investment             Net Realized                  Paid-In
     Income/(Loss)               Gain/(Loss)                  Capital
--------------------------------------------------------------------------------
      $(3,370,609)               $  3,370,609                      --
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss   Federal Tax    Unrealized      Unrealized           Net
   Carryovers          Cost      Appreciation   (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------
$(182,947,768)   $4,509,084,295  $195,708,040   $(328,202,908)    $(132,494,868)
--------------------------------------------------------------------------------

14  Janus Balanced Fund  October 31, 2001

Explanation of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

                                       Janus Balanced Fund  October 31, 2001  15

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

16  Janus Balanced Fund  October 31, 2001

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Balanced Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001


Long-Term Capital Gain Designation (unaudited)

For federal income tax purposes, Janus Balanced Fund designated a capital gain dividend in the amount of $146,092,174, for the year ended October, 31, 2001.

                                       Janus Balanced Fund  October 31, 2001  17

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                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713


Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                     BAL51-12/01